===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                October 25, 2005

                               IPC Holdings, Ltd.
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)


            0-27662                                     Not Applicable
     (Commission File Number)                          (I.R.S. Employer
                                                      Identification No.)


         American International Building,
                 29 Richmond Road
                 Pembroke, Bermuda                           HM 08
     (Address of principal executive offices)              (Zip Code)


                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


===============================================================================

Item 2.02.  Results of Operations and Financial Condition.

        On October 25, 2005, IPC Holdings, Ltd. announced its financial results for the fiscal quarter ended September 30, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01.  Other Events.

        On October 25, 2005, IPC Holdings, Ltd. issued a press release announcing certain capital raising plans. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

Exhibit
Number       Description
-------      -----------
99.1         Press release of IPC Holdings, Ltd. issued October 25, 2005 reporting on the financial results for the fiscal quarter ended
             September 30, 2005.

99.2 Press release of IPC Holdings, Ltd. issued October 25, 2005 announcing certain capital raising plans.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      IPC HOLDINGS, LTD.


                                                      By  /s/ James P. Bryce
                                                        ------------------------
                                                           James P. Bryce
                                                            President and
                                                        Chief Executive Officer

Date: October 25, 2005

                                  EXHIBIT INDEX

Exhibit
Number       Description
-------      -----------
99.1         Press release of IPC Holdings, Ltd. issued October 25, 2005 reporting on the financial results for the fiscal quarter ended
             September 30, 2005.

99.2 Press release of IPC Holdings, Ltd. issued October 25, 2005 announcing certain capital raising plans.


                                       3